UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21725

Tortoise Energy Capital Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Report to Stockholders.

Tortoise Energy Capital Corp.

TYY LISTED NYSE

Yield

Growth

Quality

2009 Annual Report

November 30, 2009

...Steady Wins®

Company at a Glance

Tortoise Energy Capital Corp. (NYSE: TYY) is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

TYY seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by us that are typically invested in MLP issuer direct placements.

TYY seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in us, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A TYY Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:
  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

January 19, 2010

Dear Fellow Stockholders,

We have frequently reflected on the stable, defensive nature of the MLP sector. As we’ve said in the past, this stability ultimately stems from the fee-based nature and relatively inelastic demand for the essential services provided — transportation, storage and processing of energy commodities that are critical to the normal functioning of a modern, industrialized civilization. In this respect, our conviction in the MLP asset class has grown as we’ve watched our portfolio companies continue to prosper through these difficult times.

Master Limited Partnership Investment Overview and Outlook

Entering 2009, we believed MLP stock prices offered extremely good values. This thesis has proven to be correct, with the Tortoise MLP Index achieving a total return performance of 78 percent through the year ended Dec. 31, 2009. We attribute this robust performance to resilient MLP business fundamentals, the elimination of selling pressure from hedge fund redemptions and the unwinding of the total return swap market in the fall of 2008, increased economic optimism which resulted in a general tightening of yield spreads across the board and improved capital markets. While a strong rebound occurred for energy MLPs in 2009, we believe energy MLP valuations remain attractive relative to 10-year historical yields.

In 2010, we expect the performance of petroleum crude oil and refined products pipelines to remain steady based on their fee-based model. We expect liquids and natural gas pipelines to continue to exhibit stable cash flow with modest growth as these companies offer low commodity price exposure, modest leverage ratios, ample liquidity and adequate distribution coverage. We believe gathering and processing business fundamentals will benefit from a higher commodity price environment and will continue to stabilize as the economy improves.

More than $40 billion has been invested in MLP organic growth projects in the past 5 years, largely to provide additional pipeline takeaway capacity from new supply basins to demand centers. We believe that this growth, along with acquisition activity and open capital markets, supports MLP distribution growth in the range of three to five percent in 2010.

Performance Review and Guidance

Our total assets increased from $414 million on Nov. 30, 2008 to $558 million on Nov. 30, 2009. This increase resulted primarily from the increase in the value of our investments. TYY’s total return based on market value, including the reinvestment of distributions, was 25.1 percent for the fourth fiscal quarter, and 120.3 percent for the twelve months ended Nov. 30, 2009.

We paid a distribution of $0.40 per common share ($1.60 annualized) to our stockholders on Nov. 30, 2009, unchanged from the previous quarter. This represented an annualized yield of 7.1 percent based on the closing price of $22.38 on Nov. 30, 2009. For the year ended Nov. 30, 2009, we distributed 90.4 percent of our distributable cash flow (DCF), below our annual target of at least 95 percent. We anticipate the cushion we built into our payout percentage will be eliminated in the short term, primarily as a result of higher leverage costs associated with the redemption of our auction rate securities and higher asset based expenses. Accounting for moderate increases in projected distribution income from MLPs in 2010, projected expenses and our desire to reestablish a cushion in our distribution payout percentage, we expect to maintain quarterly distributions to our stockholders of $0.40 per share in 2010. For tax purposes, 100 percent of distributions paid in fiscal year 2009 were treated as return of capital.

(Unaudited)
	2009 Annual Report	1

We believe, in the longer term, distribution growth will return for our stockholders and we will manage toward that goal. Distributions paid to our stockholders depend on the performance of our investments, our costs and amount of leverage and other operating expenses.

Leverage Review

In employing leverage, including bank debt, senior notes and preferred stock, we seek to increase long-term return to our stockholders. The severe downturn in the capital markets during the fall of 2008, and resulting decline in market value of our assets, caused us to sell assets and reduce our leverage by $112 million. This allowed us to remain in compliance with our leverage terms, but our distributions were negatively impacted by these actions.

Our long-term leverage target is now 25 percent of total assets at the time of incurrence. This target was previously 33 percent. Our combined leverage as of Dec. 31, 2009 was 27.7 percent, just above our long-term leverage target, and we do not believe further redemptions of leverage will be necessary.

Conclusion

We believe MLPs offer the reliability of fee-based cash flows, long-term contracts and insulation from the volatility of the energy commodities that they transport. Given their current yield, growth prospects, and demonstrated resilient business models, we believe MLPs are positioned for strength in the coming year.

Thank you for your continued confidence. We look forward to a promising 2010.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(Unaudited)
2	Tortoise Energy Capital Corp.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Year Ended November 30,		2008	2009
	2008	2009	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$49,616	$37,890	$10,781	$9,264	$9,396	$9,407	$9,823
Dividends paid in stock	8,458	5,184	1,744	1,597	1,279	1,313	995
Dividends from common stock	48	—	—	—	—	—	—
Short-term interest and dividend income	638	67	230	35	24	8	—
Total from investments	58,760	43,141	12,755	10,896	10,699	10,728	10,818
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	7,400	4,379	1,357	911	1,027	1,184	1,257
Other operating expenses	1,197	1,051	336	251	265	251	284
	8,597	5,430	1,693	1,162	1,292	1,435	1,541
Distributable cash flow before leverage costs and current taxes	50,163	37,711	11,062	9,734	9,407	9,293	9,277
Leverage costs(2)	20,903	6,533	4,167	1,769	1,592	1,571	1,601
Current income tax expense	660	71	165	16	17	19	19
Distributable Cash Flow(3)	$28,600	$31,107	$6,730	$7,949	$7,798	$7,703	$7,657

Distributions paid on common stock	$29,575	$28,135	$7,512	$6,988	$6,988	$7,022	$7,137
Distributions paid on common stock per share	1.6975	1.6000	0.4300	0.4000	0.4000	0.4000	0.4000
Payout percentage for period(4)	103.4%	90.4%	111.6%	87.9%	89.6%	91.2%	93.2%
Net realized gain (loss), net of income taxes	(13,878)	(19,885)	(20,895)	(14,383)	(1,946)	(7,068)	3,512
Total assets, end of period	413,669	558,496	413,669	446,491	496,644	501,607	558,496
Average total assets during period(5)	780,767	480,781	607,056	427,616	463,344	502,957	529,804
Leverage (long-term debt obligations, preferred stock
and short-term borrowings)(6)	185,000	164,600	185,000	185,000	185,000	162,300	164,600
Leverage as a percent of total assets	44.7%	29.5%	44.7%	41.4%	37.3%	32.4%	29.5%
Unrealized appreciation (depreciation), net of income taxes,
end of period	(69,407)	107,305	(69,407)	(18,876)	39,808	69,135	107,305
Net assets, end of period	224,483	356,015	224,483	251,975	300,601	316,841	356,015
Average net assets during period(7)	402,149	289,712	285,225	235,948	268,053	312,710	341,531
Net asset value per common share	12.85	19.90	12.85	14.42	17.21	18.01	19.90
Market value per share	11.11	22.38	11.11	15.85	17.77	18.23	22.38
Shares outstanding	17,470,673	17,892,957	17,470,673	17,470,673	17,470,673	17,595,214	17,892,957

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	7.53%	8.97%	8.45%	10.33%	9.16%	8.46%	8.19%
Operating expenses before leverage costs and current taxes	1.10%	1.13%	1.12%	1.10%	1.11%	1.13%	1.17%
Distributable cash flow before leverage costs and current taxes	6.43%	7.84%	7.33%	9.23%	8.05%	7.33%	7.02%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	7.11%	10.74%	9.49%	13.66%	11.54%	9.77%	8.99%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, non-recurring agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	The balance on the short-term credit facility was $14,600,000 as of November 30, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.
2009 Annual Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp’s (the “Company”) goal is to provide a stable and growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ.

Company Update

Market values of our MLP investments increased during 4th quarter 2009 from their levels at August 31, 2009. This had a positive impact on our capital structure and increased the existing cushion on our leverage coverage ratios, while also increasing asset-based expenses. On November 30, 2009, we defeased and provided notice to redeem our remaining auction rate securities and completed a public offering of Mandatory Redeemable Preferred (“MRP”) stock. Subsequent to our fiscal year end, we established a lower leverage target of up to 25 percent of total assets at the time of incurrence and provided guidance that we expect to maintain a $0.40 quarterly distribution for fiscal year 2010. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 3 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns.

4       Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited) (Continued)

Total distributions received from our investments for the 4th quarter 2009 was approximately $10.8 million, representing a 15 percent decrease as compared to 4th quarter 2008 and 1 percent increase as compared to 3rd quarter 2009. These changes reflect the result of net portfolio sales over the last 12 months to fund leverage redemptions and net distribution increases from our MLP investments.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.17 percent of average total assets for the 4th quarter 2009 as compared to 1.12 percent for the 4th quarter 2008 and 1.13 percent for the 3rd quarter 2009. The increase for 4th quarter 2009 is primarily the result of one-time expenses incurred during the quarter related to professional and stockholder reporting expenses. Advisory fees for the 4th quarter 2009 increased 6 percent from 3rd quarter 2009 as a result of increased average managed assets from increasing MLP asset values. If yields on our MLP investments continue to revert more to their historical norm, all else being equal, MLP asset values will increase as will our managed assets and advisory fees.

Leverage costs consist of three major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; and (3) distributions to preferred stockholders.

Total leverage costs for DCF purposes were approximately $1.6 million for the 4th quarter 2009 as compared to $4.2 million for the 4th quarter 2008 and $1.6 million for the 3rd quarter 2009, as detailed in the following table.

	4Q 08	3Q 09	4Q 09
Interest expense	$2,692,964	$1,443,730	$1,478,636
Agent fees	30,727	8,312	13,910
Distributions to preferred stockholders	1,442,896	118,574	108,346
Total leverage costs	$4,166,587	$1,570,616	$1,600,892

Average outstanding leverage (in millions)	$276.8	$176.4	$165.7
Average annualized total cost of
leverage (total leverage costs divided
by average outstanding leverage)	6.05%	3.53%	3.88%

The decrease in total leverage costs from 4th quarter 2008 to 4th quarter 2009 reflects the reduction in average outstanding leverage of approximately $111 million during the period. The increase of 35 basis points from 3rd quarter 2009 to 4th quarter 2009 is the result of higher utilization of our bank line of credit associated with our redemption of our lower cost auction rate preferred shares.

Our effective cost of longer-term fixed-rate leverage as of November 30, 2009 was 5.82 percent reflecting the redemption of our auction rate preferred and issuance of MRP shares. This rate does not include balances on our bank line of credit which accrues interest at a variable rate equal to one-month LIBOR plus 2.00 percent. At November 30, 2009, approximately 91 percent of our leverage costs are fixed as compared to 55 percent at August 31, 2009.

Our all-in financing rate may vary in future periods as our leverage matures or is redeemed. Additional information on our leverage and refinancing activity is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 4th quarter 2009, our DCF was approximately $7.7 million, an increase of 14 percent as compared to 4th quarter 2008 and relatively unchanged as compared to 3rd quarter 2009. The increase from 4th quarter 2008 is the net result of lower total distributions received from investments which were more than offset by reduced expenses, primarily leverage costs. We declared and paid a distribution of $7.1 million, or 93.2 percent of DCF, during the quarter. On a per share basis, we declared a $0.40 distribution on November 9, 2009. This is a decrease of $0.03 as compared to 4th quarter 2008 and unchanged from 3rd quarter 2009. For the fiscal year ended November 30, 2009, we paid a total distribution of $1.60 per share representing 90.4 percent of DCF.

We anticipate the cushion we built into our distribution payout percentage in early 2009 will be eliminated in the short term as a result of the increase in asset-based expenses exceeding the distributions from our MLPs and the increased leverage costs from the redemption of our auction rate preferred and issuance of MRP shares. Accounting for moderate increases in projected distribution income from MLPs in 2010, projected expenses and our desire to reestablish a cushion in our distribution payout percentage, we expect to maintain quarterly distributions to our stockholders of $0.40 per share during 2010.

Liquidity and Capital Resources

We had total assets of $558 million at year end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During 4th quarter 2009, total assets increased from $502 million to $558 million, an increase of $56 million. This change was primarily the result of a net realized and unrealized gain on investments of approximately $57 million during the quarter (excluding return of capital on distributions received during the quarter). In addition, we issued 247,943 shares of common stock during the quarter under our at-the-market equity program for net proceeds of approximately $4.8 million.

Total leverage outstanding at November 30, 2009 of $164.6 million is comprised of $90 million in senior notes, $60 million in MRP stock and $14.6 million under the credit facility. Total leverage represented 29.5 percent of total assets at November 30, 2009, as compared to 32.4 percent as of August 31, 2009 and 44.7 percent as of November 30, 2008. Subsequent to year end, we established a new long-term leverage target ratio of up to 25 percent of total assets at time of incurrence, a reduction from our previous target ratio of 33 percent. Further, temporary increases of up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

2009 Annual Report       5

Management’s Discussion (Unaudited) (Continued)

On November 30, 2009, we issued 6,000,000 MRP shares with a liquidation value of $10.00 per share. The MRP stock is mandatorily redeemable on November 30, 2016 and pays a monthly distribution at an annual rate of 5.60 percent. The MRP stock is listed on the NYSE under the symbol TYY Pr A and rated AA and A1 by Fitch Ratings and Moody’s Investor Services, Inc., respectively. On November 30, 2009, we used the proceeds from the MRP share issuance and our bank credit facility to fund the paying agent for the complete redemption of our $65 million in auction rate preferred shares. The paying agent completed the $40 million Series I redemption on December 29, 2009, and the $25 million Series II redemption on December 17, 2009. On December 4, 2009, we issued an additional 500,000 MRP shares pursuant to the exercise of the over-allotment option and used the proceeds to reduce our bank credit facility.

As a result of these transactions, we no longer have any outstanding auction rate securities. Our longer-term leverage (excluding our bank credit facility) of $155,000,000 is comprised of 58 percent private placement debt and 42 percent publicly placed preferred equity with a weighted average fixed rate of 5.81 percent and weighted average laddered maturity of 5.2 years.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares. Deferred tax assets, if any, are a component of total assets in calculation of these ratios. Our coverage ratios are currently updated each week and available on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to the common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. This information will be reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2009, our investments are valued at $556 million, with an adjusted cost of $393 million. The $163 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At November 30, 2009, the balance sheet reflects a net deferred tax liability of approximately $35.2 million or $1.97 per share. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

6       Tortoise Energy Capital Corp.

SCHEDULE OF INVESTMENTS November 30, 2009

	Shares	Fair Value

Master Limited Partnerships and
Related Companies — 156.1%(1)

Crude/Refined Products Pipelines — 75.6%(1)
United States — 75.6%(1)
Buckeye Partners, L.P.	168,900	$8,901,030
Enbridge Energy Partners, L.P.	978,533	48,231,892
Holly Energy Partners, L.P.	262,700	9,641,090
Kinder Morgan Management, LLC(2)	946,271	47,569,043
Magellan Midstream Partners, L.P.	828,634	34,056,857
NuStar Energy L.P.	583,557	30,607,565
Plains All American Pipeline, L.P.	862,684	43,651,810
SemGroup Energy Partners, L.P.(3)	436,674	4,104,736
Sunoco Logistics Partners L.P.	690,100	42,613,675
		269,377,698

Natural Gas/Natural Gas Liquids Pipelines — 56.7%(1)
United States — 56.7%(1)
Boardwalk Pipeline Partners, LP	835,000	23,572,050
Duncan Energy Partners L.P.	446,600	10,035,102
El Paso Pipeline Partners, L.P.	875,500	20,749,350
Energy Transfer Equity, L.P.	314,061	9,264,800
Energy Transfer Partners, L.P.	720,900	31,207,761
Enterprise Products Partners L.P.	1,537,000	45,787,230
ONEOK Partners, L.P.	242,000	14,202,980
Spectra Energy Partners, LP	303,900	8,427,147
TC PipeLines, LP	842,800	30,500,932
Williams Pipeline Partners L.P.	372,200	8,132,570
		201,879,922

Natural Gas Gathering/Processing — 18.1%(1)
United States — 18.1%(1)
Copano Energy, L.L.C.	807,836	16,318,287
DCP Midstream Partners, LP	404,100	10,159,074
MarkWest Energy Partners, L.P.	612,600	15,713,190
Targa Resources Partners LP	970,238	19,385,355
Western Gas Partners LP	141,430	2,749,399
		64,325,305

Propane Distribution — 5.0%(1)
United States — 5.0%(1)
Inergy, L.P.	538,000	17,786,280

Shipping — 0.7%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay LNG Partners L.P.	98,200	2,392,152
Total Master Limited Partnerships and
Related Companies (Cost $392,905,219)		555,761,357

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.07%(4) (Cost $24,393)	24,393	24,393

Total Investments — 156.1%(1)
(Cost $392,929,612)		555,785,750
Other Assets and Liabilities — (14.0%)(1)		(49,770,957)
Long-Term Debt Obligations — (25.3%)(1)		(90,000,000)
Preferred Shares at Redemption Value — (16.8%)(1)		(60,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$356,014,793

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Rate indicated is the current yield as of November 30, 2009.

See accompanying Notes to Financial Statements.

2009 Annual Report       7

STATEMENT OF ASSETS & LIABILITIES November 30, 2009

Assets
Investments at fair value (cost $392,929,612)	$555,785,750
Receivable for investments sold	709,083
Prepaid expenses and other assets	2,001,348
Total assets	558,496,181
Liabilities
Payable to Adviser	859,525
Payable for investments purchased	184,082
Accrued expenses and other liabilities	1,609,586
Deferred tax liability	35,228,195
Short-term borrowings	14,600,000
Long-term debt obligations	90,000,000
Mandatory redeemable preferred stock ($10.00 liquidation
value per share; 6,000,000 shares outstanding)	60,000,000
Total liabilities	202,481,388
Net assets applicable to common stockholders	$356,014,793

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 17,892,957 shares issued
and outstanding (100,000,000 shares authorized)	$17,893
Additional paid-in capital	298,214,311
Accumulated net investment loss, net of income taxes	(37,396,281)
Accumulated realized loss, net of income taxes	(12,126,426)
Net unrealized appreciation of investments, net of income taxes	107,305,296
Net assets applicable to common stockholders	$356,014,793

Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$19.90

STATEMENT OF OPERATIONS
Year Ended November 30, 2009

Investment Income
Distributions from master limited partnerships	$37,889,725
Less return of capital on distributions	(33,359,511)
Net distributions from master limited partnerships	4,530,214
Dividends from money market mutual funds	67,453
Total Investment Income	4,597,667
Operating Expenses
Advisory fees	4,378,566
Professional fees	385,631
Administrator fees	202,295
Directors’ fees	115,799
Reports to stockholders	100,866
Registration fees	67,384
Fund accounting fees	60,798
Custodian fees and expenses	60,795
Stock transfer agent fees	10,844
Other expenses	91,130
Total Operating Expenses	5,474,108
Interest expense	5,692,785
Agent fees	95,912
Amortization of debt issuance costs	64,076
Total Interest, Agent and Debt Issuance Costs	5,852,773
Total Expenses	11,326,881
Net Investment Loss, before Income Taxes	(6,729,214)
Current tax benefit	302,906
Deferred tax benefit	1,985,293
Income tax benefit	2,288,199
Net Investment Loss	(4,441,015)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(28,409,077)
Deferred tax benefit	8,524,169
Net realized loss on investments	(19,884,908)
Net unrealized appreciation of investments, before income taxes	252,464,028
Deferred tax expense	(75,752,057)
Net unrealized appreciation of investments	176,711,971
Net Realized and Unrealized Gain on Investments	156,827,063
Distributions to Preferred Stockholders	(783,875)
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$151,602,173

See accompanying Notes to Financial Statements.

8       Tortoise Energy Capital Corp.

STATEMENT OF CHANGES IN NET ASSETS Year Ended November 30
	2009	2008
Operations
Net investment loss	$(4,441,015)	$(14,757,582)
Net realized loss on investments and interest rate swaps	(19,884,908)	(13,878,321)
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	176,711,971	(196,524,707)
Distributions to preferred stockholders	(783,875)	(6,161,055)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	151,602,173	(231,321,665)
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(28,135,706)	(29,574,603)
Total distributions to common stockholders	(28,135,706)	(29,574,603)
Capital Stock Transactions
Proceeds from shelf offering of 310,701 common shares	6,220,926	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(282,725)	—
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—	(14,000)
Issuance of 111,583 and 64,587 common shares from reinvestment of distributions to stockholders, respectively	2,126,976	1,525,365
Net increase in net assets, applicable to common stockholders, from capital stock transactions	8,065,177	1,511,365
Cumulative effect of adopting ASC 740-10	—	(776,852)
Total increase (decrease) in net assets applicable to common stockholders	131,531,644	(260,161,755)
Net Assets
Beginning of year	224,483,149	484,644,904
End of year	$356,014,793	$224,483,149
Accumulated net investment loss, net of income taxes, at the end of year	$(37,396,281)	$(32,955,266)

See accompanying Notes to Financial Statements.

2009 Annual Report       9

STATEMENT OF CASH FLOWS Year Ended November 30, 2009

Cash Flows From Operating Activities
Distributions received from master
limited partnerships	$37,889,725
Dividend income received	72,980
Purchases of long-term investments	(67,488,360)
Proceeds from sales of long-term investments	82,367,166
Proceeds from sales of short-term investments, net	2,529,617
Interest expense paid	(6,002,936)
Income taxes paid	(276,573)
Operating expenses paid	(5,408,952)
Net cash provided by operating activities	43,682,667
Cash Flows From Financing Activities
Advances from revolving line of credit	38,100,000
Repayments on revolving line of credit	(23,500,000)
Issuance of common stock	6,220,926
Issuance of preferred stock	60,000,000
Preferred stock issuance costs	(1,217,981)
Redemption of preferred stock	(95,000,000)
Common stock issuance costs	(250,876)
Distributions paid to common stockholders	(27,162,654)
Distributions paid to preferred stockholders	(1,002,888)
Net cash used in financing activities	(43,813,473)
Net change in cash	(130,806)
Cash — beginning of year	130,806
Cash — end of year	$—

Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$151,602,173
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(67,672,442)
Return of capital on distributions received	33,359,511
Proceeds from sales of long-term investments	72,165,651
Proceeds from sales of short-term investments, net	2,529,617
Deferred tax expense	65,242,595
Net unrealized appreciation of investments	(252,464,028)
Net realized loss on investments	28,409,077
Amortization of debt issuance costs	64,076
Distributions to preferred stockholders	783,875
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	5,545
Decrease in receivable for investments sold	10,201,515
Increase in prepaid expenses and other assets	(117,227)
Increase in payable to Adviser	45,184
Increase in payable for investments purchased	184,082
Decrease in current tax liability	(559,136)
Decrease in accrued expenses and other liabilities	(97,401)
Total adjustments	(107,919,506)
Net cash provided by operating activities	$43,682,667

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$2,126,976

See accompanying Notes to Financial Statements.

10       Tortoise Energy Capital Corp.

FINANCIAL HIGHLIGHTS
					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	November 30,	November 30,	November 30,	November 30,	through
	2009	2008	2007	2006	November 30, 2005
Per Common Share Data(2)
Net Asset Value, beginning of period	$12.85	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs
on issuance of common stock(4)	0.01	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.20)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(5)(6)	8.88	(12.05)	3.80	5.68	(0.05)
Total increase (decrease) from investment operations	8.68	(12.94)	3.16	5.32	(0.01)
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.04)	(0.35)	(0.33)	(0.19)	—
Total distributions to preferred stockholders	(0.04)	(0.35)	(0.33)	(0.19)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	(0.03)
Return of capital	(1.60)	(1.70)	(1.63)	(1.51)	(0.55)
Total distributions to common stockholders	(1.60)	(1.70)	(1.63)	(1.51)	(0.58)
Net Asset Value, end of period	$19.90	$12.85	$27.84	$26.79	$23.23
Per common share market value, end of period	$22.38	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	120.32%	(52.44)%	1.73%	27.67%	(8.33)%

See accompanying Notes to Financial Statements.

2009 Annual Report       11

FINANCIAL HIGHLIGHTS (Continued)
					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	November 30,	November 30,	November 30,	November 30,	through
	2009	2008	2007	2006	November 30, 2005
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$356,015	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets(8)(9)(10)	26.33%	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets(8)(10)(11)	3.91%	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including net current
and deferred income tax (benefit) expense)(8)(9)(10)	(24.74)%	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net current
and deferred income tax (benefit) expense)(8)(10)(11)	(2.32)%	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	14.86%	6.44%	9.90%	5.56%	0.08%
Short-term borrowings, end of period (000’s)	$14,600	—	$24,700	$28,000	—
Long-term debt obligations, end of period (000’s)	$90,000	$90,000	$190,000	$120,000	$120,000
Preferred stock, end of period (000’s)	$60,000	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$5.03	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$24.93	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(12)	$4,977	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	498%	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of auction
rate preferred stock(13)	—	$55,336	$62,315	$74,198	—
Asset coverage, per $10 liquidation value per share of mandatory
redeemable preferred stock(13)	$32	—	—	—	—
Asset coverage ratio of preferred stock(13)	316%	221%	249%	297%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)	Represents the premium of $0.02 per share, less the underwriting discount and offering costs of $0.01 per share for the year ended November 30, 2009. Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share for the year ended November 30, 2007.
(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the year ended November 30, 2009, the Company accrued $302,906 for net current income tax benefit and $65,242,595 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $427,891 for current income tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(11)	This ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS November 30, 2009

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2009, the Company reallocated the amount of 2008 investment income and return of capital it recognized based on the 2008 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $576,000 or $0.032 per share ($358,000 or $0.020 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $116,000 or $0.006 per share ($72,000 or $0.004 per share, net of deferred tax expense) and an increase in realized gains of approximately $460,000 or $0.026 per share ($286,000 or $0.016 per share, net of deferred tax expense) for the year ended November 30, 2009.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009, the Company’s distributions to common stockholders for book purposes and tax purposes were comprised of 100 percent return of capital.

Distributions to money market preferred stockholders are based on variable rates set at auctions, normally held every 7 or 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its money market preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to money market preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to money market preferred stockholders are payable on the first day following the end of the rate period or the first day of month if the rate period is longer than one month. The character of distributions to money market preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2009, the Company’s distributions to money market preferred stockholders for book and tax purposes were comprised of 100 percent return of capital.

Distributions to mandatory redeemable preferred stockholders are paid on the first business day of each month. These distributions are accrued daily based on a fixed annual rate of 5.60 percent. The Company may not declare or pay distributions to its mandatory redeemable preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution.

2009 Annual Report	13

NOTES TO FINANCIAL STATEMENTS (Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $95,999 related to the issuance of common stock from August through November 2009 were recorded to additional paid-in capital during the year ended November 30, 2009. Debt issuance costs related to long-term debt obligations and Mandatory Redeemable Preferred (“MRP”) Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. The amount of such capitalized costs (excluding underwriter commissions) for the MRP Stock issued in November 2009 was $260,000.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements Codification of Accounting Standards

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”). SFAS 168 introduced a new Accounting Standard Codification (“ASC” or “Codification”) which organizes current and future accounting standards into a single codified system. The Codification became the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification is nonauthoritative. GAAP was not changed as a result of this statement, but changed the way the guidance is organized and presented. The Company has implemented the Codification in the financial statements by providing references to the ASC topics.

Standard on Subsequent Events

In May 2009, FASB issued ASC 855-10, Subsequent Events. ASC 855-10 provides guidance on management’s assessment of subsequent events and requires additional disclosure about the timing of management’s assessment of subsequent events. ASC 855-10 did not significantly change the accounting requirements for the reporting of subsequent events. ASC 855-10 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of ASC 855-10 did not have a material impact on the Company’s financial statements.

Standard on Financial Instruments

In April 2009, FASB issued ASC Topic 825, Financial Instruments. The April 2009 guidance requires disclosures about financial instruments, including fair value, carrying amount, and method and significant assumptions used to estimate the fair value. The adoption of this standard did not affect the Company’s financial position or results of operations.

Standard on Fair Value Measurement

In August 2009, FASB issued Accounting Standard Update No. 2009-05 (“ASU 2009-05”), Measuring Liabilities at Fair Value. The August 2009 update provides clarification to ASC 820, Fair Value Measurements and Disclosures, for the valuation techniques required to measure the fair value of liabilities. ASU 2009-05 also provides clarification around required inputs to the fair value measurement of a liability and definition of a Level 1 liability. ASU 2009-05 is effective for interim and annual periods beginning after August 28, 2009. The Company does not anticipate that the adoption of this standard will have a material effect on the Company’s financial position and results of operations.

3. Concentration of Risk

Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

For the period from December 1, 2008 through September 14, 2009, the Company had an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company paid the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus

14	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)

accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser as a result of a change in control of the Adviser and the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2009, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$12,899,549
Capital loss carryforwards	35,581,417
Alternative minimum tax credit carryforward	135,201
Organization costs	16,294
48,632,461
Deferred tax liabilities:
Basis reduction of investment in MLPs	22,138,180
Net unrealized gains on investment securities	61,722,476
83,860,656
Total net deferred tax liability	$35,228,195

At November 30, 2009, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets based on the Company’s estimates of the timing of the reversal of deferred tax liabilities. Any adjustments to such estimates will be made in the period such determination is made. All tax years since inception remain open to examination by federal and state tax authorities.

For the year ended November 30, 2008, the Company had determined a reserve for unrecognized tax benefits was not necessary when the net temporary differences represent future deductible amounts rather than future taxable amounts. For the year ended November 30, 2009, although future taxable amounts are anticipated, the Company re-evaluated its tax filing positions during the year and has determined that there are no unrecognized tax positions and therefore no penalties and interest are accrued. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company does not expect any change to its unrecognized tax positions over the next twelve months subsequent to November 30, 2009.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss, realized losses and unrealized gains on investments before taxes for the year ended November 30, 2009, as follows:

Application of statutory income tax rate	$76,064,007
State income taxes, net of federal tax benefit	6,302,446
Foreign tax benefit, net of federal tax effect	(272,064)
Change in income tax rate	(1,273,485)
Change in valuation allowance	(15,884,969)
Other	3,754
Total income tax expense	$64,939,689

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its overall federal and state income tax rate, increasing it from 36.81 percent to 37.90 percent, due to (1) an anticipated 35 percent federal rate, and (2) anticipated state apportionment of income and gains.

The Company adopted ASC 740-10 on December 1, 2007. The impact of adopting ASC 740-10 was a $776,852 increase to the beginning balance of accumulated net investment loss.

For the year ended November 30, 2009, the components of income tax expense include current foreign tax benefit (for which the federal tax effect is reflected in deferred tax expense) of $438,107, alternative minimum tax of $135,201, and deferred federal and state income tax expense (net of federal tax benefit) of $60,250,418 and $4,992,177, respectively. The deferred income tax expense of $65,242,595 for the year ended November 30, 2009 is net of the reduction in valuation allowance of $15,884,969.

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $33,674,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $12,452,000 $18,390,000, $31,000 and $2,801,000 in the years ending November 30, 2026, 2027, 2028 and 2029, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $93,000,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire as follows: $48,000,000 and $45,000,000 in the years ending November 30, 2013 and 2014, respectively. For the year ended November 30, 2008, the Company estimated there would be no capital losses for the year. Upon receipt of the 2008 tax reporting information from the MLPs, the Company concluded that a portion of its estimated net operating loss needed to be reclassified to capital losses. The capital loss for the year ended November 30, 2009 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of 2009 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2009, an alternative minimum tax credit of $135,201 was available, which may be credited in the future against regular income tax. This credit may be carried forward indefinitely.

As of November 30, 2009, the aggregate cost of securities for federal income tax purposes was $334,517,528. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $227,463,300, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $6,195,078 and the net unrealized appreciation was $221,268,222.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

2009 Annual Report	15

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2009. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2009	(Level 1)	(Level 2)	(Level 3)
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	$555,761,357	$555,761,357	$—	$—
Total Equity Securities	555,761,357	555,761,357	—	—
Other:
Short-Term Investment(b)	24,393	24,393	—	—
Total Other	24,393	24,393	—	—
Total	$555,785,750	$555,785,750	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2009.

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the year ended
November 30, 2009
Fair value beginning balance	$3,313,416
Total unrealized gains included in net increase in net assets applicable
to common stockholders	—
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers out of Level 3	(3,313,416)
Fair value ending balance	$—

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the year ended November 30, 2009, Crosstex Energy, L.P. Series D Subordinated Units transferred out of Level 3 when they converted into unrestricted common units of Crosstex Energy, L.P.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the year ended November 30, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $67,672,442 and $72,165,651 (excluding short-term debt securities), respectively.

8. Long-Term Debt Obligations

The Company has $90,000,000 aggregate principal amount of private senior notes, Series D, Series E and Series F (collectively, the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair values of the Notes were calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates of the Notes and the AAA corporate finance debt rate. At November 30, 2009, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate for each series of Notes outstanding at November 30, 2009.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series D	December 21, 2007	December 21, 2014	$39,400,000	$42,749,036	6.07%
Series E	June 17, 2008	June 17, 2011	15,900,000	16,804,705	5.56%
Series F	June 17, 2008	June 17, 2013	34,700,000	37,676,407	6.02%
			$90,000,000	$97,230,148

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 6,500,000 authorized shares of Mandatory Redeemable Preferred (“MRP”) Stock, of which 6,000,000 shares are outstanding at November 30, 2009. The MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. The MRP Stock was issued on November 30, 2009 and is mandatorily redeemable on November 30, 2016. The MRP Stock will pay cash distributions on the first business day of each month at an annual rate of 5.60 percent. The shares of MRP Stock will trade on the NYSE under the symbol “TYY PR A.”

The MRP Stock has rights determined by the Board of Directors. The holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

16	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Continued)

At November 30, 2009, the fair value of the MRP Stock is equal to the liquidation preference because the MRP Stock was issued on that day. The following table shows the number of shares outstanding, aggregate liquidation preference, estimated fair value and the fixed rate as of November 30, 2009.

	Shares	Aggregate	Estimated	Fixed
Series	Outstanding	Liquidation Preference	Fair Value	Rate
MRP Stock	6,000,000	$60,000,000	$60,000,000	5.60%

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

At November 30, 2008, the Company had 2,800 shares of Money Market Preferred (“MMP”) I Stock and 1,400 shares of MMP II Stock outstanding with a total liquidation value of $95,000,000. On July 14, 2009, the Company redeemed MMP I Stock at liquidation value in the amount of $20,000,000. On July 16, 2009, the Company redeemed MMP II Stock at liquidation value in the amount of $10,000,000. On November 30, 2009, the Company defeased MMP I Stock and MMP II Stock in the amounts of $40,000,000 and $25,000,000, respectively. The MMP I Stock and MMP II Stock were redeemed on December 29, 2009 and December 17, 2009, respectively.

10. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 17,892,957 shares outstanding at November 30, 2009. Transactions in common stock for the year ended November 30, 2009, were as follows:

Shares at November 30, 2008	17,470,673
Shares sold through shelf offerings	310,701
Shares issued through reinvestment of distributions	111,583
Shares at November 30, 2009	17,892,957

11. Credit Facility

The Company had a revolving loan commitment of $92,500,000 that could be increased to $160,000,000 if certain conditions were met with U.S. Bank, N.A. that matured on March 20, 2009. On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The amended credit agreement provided for an unsecured revolving credit facility of up to $40,000,000. During the extension period, the credit facility had a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrued a non-usage fee equal to an annual rate of 0.25 percent.

On June 19, 2009, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2010. The amended credit facility provides for an unsecured revolving credit facility of $50,000,000. During the extension period, outstanding balances will accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2009 was approximately $11,700,000 and 2.25 percent, respectively. At November 30, 2009, the principal balance outstanding was $14,600,000 at an interest rate of 2.24 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

12. Subsequent Events

On December 4, 2009, the Company issued 500,000 MRP shares with a liquidation value of $10.00 per share pursuant to the over-allotment option granted to the underwriters of the MRP Stock transaction that closed on November 30, 2009, as described in Note 9.

On January 7, 2010, the Company issued 1,226,995 shares of common stock for net proceeds of approximately $27,479,259.

The Company has performed an evaluation of subsequent events through January 28, 2010, which is the date the financial statements were issued.

2009 Annual Report	17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Energy Capital Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise Energy Capital Corporation (the Company), including the schedule of investments, as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Capital Corporation at November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5 to the financial statements, the Company adopted the provisions of Accounting Standard Codification No. 740-10, Income Taxes, on December 1, 2007.

Kansas City, Missouri
January 28, 2010

18	Tortoise Energy Capital Corp.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2009

	Position(s) Held with		Number of	Other Board
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Complex Overseen	Held by
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None
John R. Graham (Born 1945)	Director since 2005
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TTO, TPZ and the private investment company.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2009 Annual Report	19

COMPANY OFFICERS AND DIRECTORS (Unaudited) (Continued)
November 30, 2009

	Position(s) Held with		Number of	Other Board
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Complex Overseen	Held by
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-2009); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); Director and Chairman of the Board of each of TYG, TYN, TTO, TPZ and the private investment company since its inception; CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Chief Financial Officer since 2005	Director of each of the Company, TYG, TYN, TTO, TPZ and the private investment company form inception to September 2009; Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Financial Officer of each of TYG, TYN, TTO, TPZ and the private investment company since its inception; Chief Compliance Officer of each of the Company and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of the Company, TYG and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009; CFA designation since 1985.	N/A	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003 and of TPZ since 2007; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007 and Chief Executive Officer from 2007 to December 2008; CFA designation since 1992.	N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TTO since 2005 and of TYG, TYN, TPZ and the private investment company since 2007; Secretary of each of the Company, TYG, TYN and TTO from their inception to April 2007; CFA designation since 1998.	N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President since inception; Treasurer since November 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYN since November 2005, of TTO since September 2005, and of TPZ and the private investment company since 2007; Senior Vice President of TTO since 2005, and of TYG, TYN, TPZ and the private investment company since 2007; Assistant Treasurer of the Company, TYG and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.	N/A	None

(1)	his number includes TYG, TYN, TTO, TPZ, one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYN, TTO, TPZ and the private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20	Tortoise Energy Capital Corp.

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results

A special meeting of stockholders was held on September 11, 2009. The matter considered at the meeting, together with the actual vote tabulations relating to such matter are as follows:

To consider and vote on a new investment advisory agreement between the Company and its current investment adviser, Tortoise Capital Advisors, L.L.C.

No. of Shares
Affirmative	9,207,734
Against	169,660
Abstain	207,969
Broker Non-Votes	0
TOTAL	9,585,363

Based upon votes required for approval, this matter passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2009, the aggregate compensation paid by the Company to the independent directors was $120,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange in 2009 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of

2009 Annual Report	21

ADDITIONAL INFORMATION (Unaudited)
(Continued)

brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (888) 728-8784 or visit their Web site at www.computershare.com.

Approval of New Investment Advisory Agreement

On June 2, 2009, the Board of Directors approved a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Adviser in connection with the proposed transaction (the “Proposed Transaction”) with Mariner Holdings, LLC (“Mariner”), which upon closing resulted in a change in control of the Adviser. Prior to the Board of Directors’ approval of the New Investment Advisory Agreement, the independent directors of the Company (“Independent Directors”), with the assistance of counsel independent of the Adviser (hereinafter “independent legal counsel”), requested and evaluated extensive materials about the Proposed Transaction and Mariner from the Adviser and Mariner, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

The Independent Directors first learned of the potential Proposed Transaction in January 2009. Prior to conducting due diligence of the Proposed Transaction and of Mariner, each Independent Director had a personal meeting with key officials of Mariner. In February 2009, the Independent Directors consulted with independent legal counsel regarding the role of the Independent Directors in the Proposed Transaction. Also in February 2009, the Independent Directors, in conjunction with independent legal counsel, prepared and submitted their own due diligence request list to Mariner, so that the Independent Directors could better understand the effect the change of control would have on the Adviser. In March 2009, the Independent Directors, in conjunction with independent legal counsel, reviewed the written materials provided by Mariner. In April and May 2009, the Independent Directors asked for supplemental written due diligence information and were given such follow-up information about Mariner and the Proposed Transaction.

In May 2009, the Independent Directors interviewed key Mariner personnel and asked follow-up questions after having completed a review of all documents provided in response to formal due diligence requests. In particular, the follow-up questions focused on (i) the expected continuity of management and employees at the Adviser, (ii) compliance and regulatory experience of the Adviser, (iii) plans to maintain the Adviser’s compliance and regulatory personnel and (iv) benefit and incentive plans used to maintain the Adviser’s current personnel. On May 22, 2009, the Independent Directors and Mariner officials jointly attended the annual meetings of the Companies and at such time met to discuss the Proposed Transaction. The Independent Directors also met face-to-face with the Mariner officials in May in the interest of better getting to know key personnel at Mariner. The Independent Directors also discussed the Proposed Transaction and the findings of the Mariner diligence investigation with independent legal counsel in private sessions.

In approving the New Investment Advisory Agreement, the Independent Directors of the Company requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the current investment advisory agreement. In addition, the Independent Directors had approved the continuance of the current investment advisory agreement, the terms of which are substantially identical to those of the New Investment Advisory Agreement, in November 2008. The extensive data and information reviewed, in conjunction with the results of the diligence investigation of the Proposed Transaction and Mariner, form the basis of the conclusions reached below.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to approve the New Investment Advisory Agreement, the Independent Directors’ decision was based on the following factors and what, if any, impact the Proposed Transaction would have on such factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance (including quarterly, last twelve months, and from inception included in information provided in connection with their November 2008 approval, as well as supplemental information covering the period from November 30, 2008 through April 30, 2009 and since inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered the Company’s performance as compared to comparable closed-end funds for the relevant periods.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the New Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to the Company. The

22	Tortoise Energy Capital Corp.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

Independent Directors concluded that the fees and expenses that the Company will pay under the New Investment Advisory Agreement are reasonable given the quality of services to be provided under the New Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the New Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Independent Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the New Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be approved.

2009 Annual Report	23

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a
prospectus intended for use in the purchase or sale of
fund shares. Past performance is no guarantee of
future results and your investment may be worth
more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 12/31/09
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$601
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,077
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise North	TYN	U.S. Energy Infrastructure	Retirement Accounts	$157
American Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$86
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/31/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$181
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

 …Steady Wins®

     Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.

11550 Ash Street, Suite 300 • Leawood, Kan. 66211 • (913) 981-1020 • (913) 981-1021 (fax) • www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer. The Registrant amended this code of ethics during the period covered by this report to redesignate the compliance officer under this code of ethics to be the Company’s Chief Compliance Officer. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2009	FYE 11/30/2008
Audit Fees	$179,000	$191,000
Audit-Related Fees	$3,000	$3,000
Tax Fees	$47,000	$49,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$50,000	$52,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2009 and 2008, the Adviser incurred approximately $0 and $13,610 in fees, respectively, payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, for services delivered in 2009, the Adviser paid $129,633 in 2009 for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to their initial public offerings, and $2,315 in 2008 for general tax consulting services delivered in 2008. The non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2009.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held
with Company
	and Length of	Principal Occupation
Name and Age*	Time Served	During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2005	Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-2009); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.
Terry Matlack (Born 1956)	Chief Financial Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Financial Officer of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) and a private investment company managed by our Adviser since its inception; Director of each of the Company, TYY, TYN, TTO, TPZ and the private investment company from its inception to September 2009; Chief Compliance Officer of each of the Company and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of the Company, TYG and TYN from their inception to November 2005; Assistant Treasurer of the Company, TYG and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009; CFA designation since 1985.
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2005	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003 and of TPZ since 2007; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007 and Chief Executive Officer from 2007 to December 2008; CFA designation since 1992.
Zachary A. Hamel (Born 1965)	Senior Vice President since 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TTO since 2005 and of TYG, TYN, TPZ and the private investment company since 2007; Secretary of each of the Company, TYG, TYN and TTO from their inception to April 2007; CFA designation since 1998.
Kenneth P. Malvey (Born 1965)	Senior Vice President since inception; Treasurer since November 2005	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG and TYN since November 2005, of TTO since September 2005, and of TPZ and the private investment company since 2007; Senior Vice President of TTO since 2005, and of TYG, TYN, TPZ and the private investment company since 2007; Assistant Treasurer of the Company, TYG and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Mr. Birzer also serves as director and Chairman of the Board of TYN, TYG, TPZ and the private investment company advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYN, TYG, TPZ, TTO, and the private investment company.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2009:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$1,344,175,377	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
Zachary A. Hamel
Registered investment companies	4	$1,344,175,377	0	—
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Kenneth P. Malvey
Registered investment companies	4	$1,344,175,377	0	—
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Terry Matlack
Registered investment companies	4	$1,344,175,377	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
David J. Schulte
Registered investment companies	4	$1,344,175,377	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for four other publicly traded and one privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions. To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in the Adviser’s parent company based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2009:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$50,001-$100,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/09-6/30/09
Month #2	0	0	0	0
7/1/09-7/31/09
Month #3	0	0	0	0
8/1/09-8/31/09
Month #4	0	0	0	0
9/1/09-9/30/09
Month #5	0	0	0	0
10/1/09-10/31/09
Month #6	0	0	0	0
11/1/09-11/30/09
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Capital Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date February 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date February 2, 2010

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date February 2, 2010